Rule 497(d)

                             FT 220

               CORPORATE HIGH YIELD TRUST, SERIES 1

          Supplement to the Prospectus dated October 27, 1997

APS, Inc., an issuer of securities included in the Trust, failed to make an interest payment due January 15, 1998 to the Trust. Under the terms of the Indenture governing these APS, Inc. Bonds, the failure to make this payment will not constitute an event of default until February 14, 1998. It is anticipated that APS, Inc. will default on these Bonds. The Sponsor, in consultation with the Portfolio Supervisor, is considering what actions, if any, it should take, which may include the sale of the APS, Inc. Bonds from the Trust.

February 9, 1998